 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 11, 2016
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in its Charter)

Maryland (Brixmor Property Group Inc.)	001-36160	45-2433192
Delaware (Brixmor Operating Partnership LP)	333-201464-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Lexington Avenue
New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2016, Jonathan D. Gray informed the Board of Directors (the “Board”) of Brixmor Property Group Inc. (the “Company”) that he would resign from the Company’s Board effective November 11, 2016. Mr. Gray’s decision to resign did not involve any disagreement with the Company, the Company's management or the Board.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On November 11, 2016, the Board of the Company approved an amendment and restatement of the Company’s Bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws change the voting standard for the election of directors from a plurality to a majority voting standard in uncontested elections (the “Majority Voting Standard”). Under the new Majority Voting Standard, in uncontested elections a nominee for director shall be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Directors will continue to be elected by plurality vote in contested elections. The Amended and Restated Bylaws also set forth a procedure for the Board to consider and accept resignations for a nominee who is already serving as a director and not elected pursuant to the Majority Voting Standard.

The Amended and Restated Bylaws also remove certain provisions only applicable to The Blackstone Group L.P. and affiliates, collectively a former stockholder of the Company. The Amended and Restated Bylaws were effective November 11, 2016. The Majority Voting Standard will first apply with respect to the Company’s 2017 annual meeting of stockholders.

The foregoing description of the Amended and Restated Bylaws is a summary only and is qualified in its entirety by the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits
(d)     The following exhibit is attached to this Current Report on Form 8-K

3.1	Amended and Restated Bylaws of Brixmor Property Group Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: November 17, 2016	BRIXMOR PROPERTY GROUP INC.

	By:	/s/Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary Inc., its sole member

	By:	/s/Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Brixmor Property Group Inc.